--------------------------------------------------------------------------------
The Guardian Cash Fund
------------------------------------

[PHOTO OMITTED]

Alexander M. Grant, Jr.,
Portfolio Manager

Objective: Seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity

Portfolio: Short-term money market instruments

Inception: November 10, 1981

Net Assets at June 30, 2002: $481,223,973

Q:    How did The Guardian Cash Fund perform during the first half of 2002?

A: As of June 30, 2002, the effective 7-day annualized yield for The Guardian Cash Fund was 1.30%.(1) The Fund produced a total annualized return of 1.30%(2) for the half-year ended June 30, 2002. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by iMoneyNet, Inc. was 1.15%; total return for the same category was 1.22%. iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) is a research firm that tracks money market funds.

Q:    What was your investment strategy during the year?

A: The Guardian Cash Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Corporation for the Fund's portfolio. Most of the portfolio (73.07%) was invested in commercial paper and short maturity corporate bonds; the balance was invested in repurchase agreements (6.77%) and floating rate taxable municipal bonds (20.16%).

Q:    What factors affected the Fund's performance?

A: Money market funds are directly affected by the actions of the Federal Reserve Board (Fed). During the first half of 2002 the Fed's policy making Open Market Committee maintained the Federal Funds target rate at 1.75%. The Federal Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. Another factor affecting performance was the portfolio's average maturity of 35 days as of June 30, 2002. The average Tier One money market fund as measured by iMoneyNet, Inc. had an average maturity of 53 days.

Q:    What is your outlook for the future?

A: Uncertainty with the direction of the stock market contributes to large daily inflows and outflows of money in the Fund. As the stock market rallies, our investors typically transfer cash to equity funds. During those times when the stock market stalls, we see cash inflows. Due to the relatively short average days-to-maturity, these daily fluctuations have little effect on the Fund.

================================================================================
"To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity."
================================================================================

--------------------------------------------------------------------------------
(1) Yields are annualized historical figures. Effective yield assumes reinvested income. Yields will vary as interest rates change. Past performance is not indicative of future results.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $10.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


28
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                                                                              67

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
------------------------------

Schedule of Investments
June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------
Commercial Paper -- 5.5%
--------------------------------------------------------------------------------

Principal                                            Maturity
Amount                                                 Date              Value
--------------------------------------------------------------------------------
Financial - Other -- 5.4%
$12,500,000   Countrywide Funding Corp.
                6.567%                                9/9/2002      $ 12,600,188
  5,000,000   Goldman Sachs Group LP +
                6.25%                                 2/1/2003         5,110,942
  4,300,000   Goldman Sachs Group LP +
                5.90%                                1/15/2003         4,381,080
  3,770,000   Lehman Brothers Hldgs., Inc.
                6.25%                                 4/1/2003         3,871,944
                                                                    ------------
                                                                      25,964,154
--------------------------------------------------------------------------------
Merchandising - Mass  -- 0.1%
    500,000   Wal-Mart Stores, Inc.
                6.875%                                8/1/2002           502,080
--------------------------------------------------------------------------------
              Total Corporate Bonds
                (Cost $26,466,234)                                    26,466,234
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Commercial Paper -- 65.1%
--------------------------------------------------------------------------------
FINANCIAL -- 29.6%
Finance Companies -- 3.1%
$ 5,000,000   Private Export Funding Corp.
                1.98%                                 8/6/2002       $ 4,990,250
  2,000,000   Private Export Funding Corp.
                1.90%                                12/9/2002         1,983,006
  3,000,000   Private Export Funding Corp.
                1.90%                                7/31/2002         2,995,250
  5,000,000   Private Export Funding Corp.
                2.17%                                9/26/2002         4,973,779
                                                                    ------------
                                                                      14,942,285
--------------------------------------------------------------------------------
Financial - Banks -- 14.1%
  5,000,000   Dresdner Bank AG
                1.77%                                 7/8/2002         4,998,279
  7,000,000   Dresdner Bank AG
                1.80%                                10/7/2002         6,965,700
  5,000,000   Dresdner Bank AG
                1.81%                                8/19/2002         4,987,682
 10,000,000   HVB Finance
                1.78%                                7/11/2002         9,995,056
  5,000,000   National Coop. Bank
                1.82%                                 8/2/2002         4,991,911
  5,000,000   Societe Generale NA
                1.77%                                7/16/2002         4,996,312
  6,000,000   Societe Generale NA
                1.77%                                 8/6/2002         5,989,380
  7,000,000   Societe Generale NA
                1.85%                                 7/3/2002         6,999,281
  4,000,000   UBS Finance LLC
                1.76%                                 8/6/2002         3,992,960
  9,000,000   Westdeutsche Landesbank +
                1.84%                                7/17/2002         8,992,640
  5,000,000   Westdeutsche Landesbank +
                1.73%                                8/26/2002         4,986,544
                                                                    ------------
                                                                      67,895,745
--------------------------------------------------------------------------------
Financial - Other -- 8.9%
  5,000,000   Goldman Sachs Group LP
                1.77%                                 8/6/2002         4,991,150
  5,000,000   Govco, Inc.
                1.84%                                7/12/2002         4,997,189
  5,000,000   Govco, Inc.
                1.78%                                7/24/2002         4,994,314
  5,000,000   Lehman Brothers Hldgs., Inc.
                1.90%                                7/17/2002         4,995,778
  5,000,000   Morgan Stanley Dean Witter & Co.
                1.79%                                7/11/2002         4,997,514
  6,000,000   Morgan Stanley Dean Witter & Co.
                1.78%                                8/20/2002         5,985,166
 12,000,000   Salomon, Inc.
                1.785%                               7/16/2002        11,991,075
                                                                    ------------
                                                                      42,952,186
--------------------------------------------------------------------------------
Insurance -- 3.5%
  5,000,000   American General Fin. Corp.
                1.75%                                7/19/2002         4,995,625
  5,000,000   American General Fin. Corp.
                1.79%                                7/22/2002         4,994,779
  1,575,000   American General Fin. Corp.
                1.77%                                7/23/2002         1,573,296
  5,000,000   American General Fin. Corp.
                1.79%                                7/23/2002         4,994,531
                                                                    ------------
                                                                      16,558,231
--------------------------------------------------------------------------------
              TOTAL FINANCIAL                                        142,348,447
--------------------------------------------------------------------------------
INDUSTRIAL -- 35.5%
Airlines -- 2.1%
$ 5,000,000   Executive Jet, Inc.
                1.78%                                 8/2/2002       $ 4,992,089
  5,000,000   Executive Jet, Inc.
                1.77%                                 8/8/2002         4,990,658
                                                                    ------------
                                                                       9,982,747
--------------------------------------------------------------------------------
Automotive -- 1.9%
  4,000,000   Volkswagen of America, Inc.
                1.75%                                7/29/2002         3,994,556
  5,000,000   Volkswagen of America, Inc.
                1.74%                                9/27/2002         4,978,733
                                                                    ------------
                                                                       8,973,289
--------------------------------------------------------------------------------

                       See notes to financial statements.

+ Rule 144A restricted security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal                                            Maturity
Amount                                                 Date                Value
--------------------------------------------------------------------------------
Drugs and Hospitals -- 4.2%
$ 7,500,000   Abbott Laboratories
                1.76%                                7/16/2002      $  7,494,500
  7,661,000   Abbott Laboratories
                1.74%                                7/31/2002         7,649,891
  5,000,000   Bayer Corp.
                1.80%                                8/12/2002         4,989,500
                                                                    ------------
                                                                      20,133,891
--------------------------------------------------------------------------------
Education -- 1.0%
  5,000,000   Northwestern University
                1.78%                                 8/6/2002         4,991,100
--------------------------------------------------------------------------------
Finance Companies -- 1.6%
  8,000,000   Harley-Davidson Dealer Funding+
                1.77%                                8/15/2002         7,982,300
--------------------------------------------------------------------------------
Financial - Other -- 2.1%
  5,000,000   Chevron UK Invt. PLC +
                1.77%                                7/25/2002         4,994,100
  5,000,000   Chevron UK Invt. PLC +
                1.76%                                8/21/2002         4,987,533
                                                                    ------------
                                                                       9,981,633
--------------------------------------------------------------------------------
Food and Beverage  -- 3.3%
  6,000,000   Coca-Cola Enterprises, Inc.
                1.76%                                 8/6/2002         5,989,440
  5,000,000   Coca-Cola Enterprises, Inc.
                1.75%                                7/23/2002         4,994,653
  5,000,000   Coca-Cola Enterprises, Inc.
                1.74%                                8/19/2002         4,988,158
                                                                    ------------
                                                                      15,972,251
--------------------------------------------------------------------------------
Footwear -- 1.2%
  6,000,000   Nike, Inc.
                1.76%                                7/31/2002         5,991,200
--------------------------------------------------------------------------------
Media -- 2.1%
 10,000,000   Gannett Co., Inc.
                1.77%                                 8/8/2002         9,981,317
--------------------------------------------------------------------------------
Merchandising - Mass -- 2.9%
  8,000,000   Wal-Mart Stores, Inc.
                1.73%                                 8/6/2002         7,986,160
  6,000,000   Wal-Mart Stores, Inc.
                1.73%                                8/13/2002         5,987,602
                                                                    ------------
                                                                      13,973,762
--------------------------------------------------------------------------------
Metals - Miscellaneous -- 3.2%
  5,500,000   Rio Tinto America, Inc.
                1.78%                                7/22/2002         5,494,289
  5,000,000   Rio Tinto America, Inc.
                1.78%                                9/12/2002         4,981,953
  5,000,000   Rio Tinto America, Inc.
                1.75%                                9/18/2002         4,980,799
                                                                    ------------
                                                                      15,457,041
--------------------------------------------------------------------------------
Oil and Gas Services -- 2.6%
  7,500,000   Motiva Enterprises
                1.76%                                 7/9/2002         7,497,067
  5,000,000   Motiva Enterprises
                1.75%                                7/17/2002         4,996,111
                                                                    ------------
                                                                      12,493,178
--------------------------------------------------------------------------------
Oil - Integrated - International -- 2.1%
 10,000,000   Exxon Mobil
                1.76%                                 8/1/2002         9,984,844
--------------------------------------------------------------------------------
Pharmaceuticals -- 1.9%
  5,000,000   Johnson & Johnson
                1.75%                                7/15/2002         4,996,597
  4,000,000   Johnson & Johnson
                1.75%                               10/17/2002         3,979,000
                                                                    ------------
                                                                       8,975,597
--------------------------------------------------------------------------------
Telecommunications -- 3.3%
  2,500,000   SBC Comm., Inc.
                1.88%                                 7/9/2002         2,498,956
  5,000,000   SBC Comm., Inc.
                1.77%                                 8/9/2002         4,990,412
  6,000,000   SBC Int'l., Inc.
                1.76%                                8/19/2002         5,985,627
  2,500,000   Verizon Global Fdg. Corp.
                1.80%                                8/20/2002         2,493,750
                                                                    ------------
                                                                      15,968,745
--------------------------------------------------------------------------------
              TOTAL INDUSTRIAL                                       170,842,895
--------------------------------------------------------------------------------
              Total Commercial Paper
                (Cost $313,191,342)                                  313,191,342
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Floating Rate Notes and Bonds -- 19.5%
--------------------------------------------------------------------------------
Principal                                              Reset
Amount                                                  Date               Value
--------------------------------------------------------------------------------
Municipal Bonds -- 19.5%
$ 4,500,000   California Housing Fin. Agency (a)
                1.80%                                 7/3/2002      $  4,500,000
  4,875,000   California Housing Fin. Agency (a)
                1.80%                                 7/3/2002         4,875,000
 10,000,000   California Housing Fin. Agency (a)
                1.80%                                 7/3/2002        10,000,000
  4,000,000   Colorado Housing & Fin. Auth. (a)
                1.85%                                 7/3/2002         4,000,000
 19,120,000   New York City Trans. (a)
                1.85%                                 7/3/2002        19,120,000
 19,000,000   Sacramento Cnty., CA (a)
                1.85%                                 7/3/2002        19,000,000
  2,100,000   Sacramento Cnty., CA (a)
                1.85%                                 7/3/2002         2,100,000
  4,000,000   Utah Housing Corp. Single Family (a)
                1.85%                                 7/3/2002         4,000,000

                       See notes to financial statements.

+ Rule 144A restricted security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
------------------------------

Schedule of Investments
June 30, 2001 (Unaudited) (Continued)

Principal                                             Reset
Amount                                                 Date              Value
--------------------------------------------------------------------------------
$ 5,000,000   Utah Housing Corp. Single Family (a)
                1.85%                                 7/3/2002       $ 5,000,000
  3,940,000   Utah St. Housing Fin. Agency (a)
                1.85%                                 7/3/2002         3,940,000
  3,000,000   Utah St. Housing Fin. Agency (a)
                1.85%                                 7/3/2002         3,000,000
 13,075,000   Virginia St. Housing Dev. Auth. (a)
                1.85%                                 7/3/2002        13,075,000
  1,065,000   Virginia St. Housing Dev. Auth. (a)
                1.85%                                 7/3/2002         1,065,000
--------------------------------------------------------------------------------
              Total Floating Rate Notes and Bonds
                (Cost $93,675,000)                                    93,675,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 6.5%
--------------------------------------------------------------------------------
$31,466,000   State Street Bank and Trust Co.
              repurchase agreement,
              dated 6/28/2002,
              maturity value $31,471,008 at
              1.91% due 7/1/2002 (1)
                (Cost $31,466,000)                                  $ 31,466,000
--------------------------------------------------------------------------------
Total Investments -- 96.6%
  (Cost $464,798,576)                                                464,798,576
Cash, Receivables and Other Assets
  Less Liabilities -- 3.4%                                            16,425,397
--------------------------------------------------------------------------------
Net Assets -- 100%                                                  $481,223,973
--------------------------------------------------------------------------------

(a)   Floating rate note. The rate shown is the rate in effect at June 30, 2002.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
June 30, 2002 (Unaudited)

ASSETS
  Investments, at market (cost $464,798,576)                        $464,798,576
  Cash                                                                       974
  Receivable for fund shares sold                                     16,581,329
  Interest receivable                                                    949,573
  Other assets                                                             2,145
                                                                    ------------
    Total Assets                                                     482,332,597
                                                                    ------------

LIABILITIES
  Payable for fund shares redeemed                                       887,240
  Accrued expenses                                                        31,925
  Due to affiliates                                                      189,459
                                                                    ------------
    Total Liabilities                                                  1,108,624
                                                                    ------------
    Net Assets                                                      $481,223,973
                                                                    ============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                             $  4,812,240
  Additional paid-in capital                                         476,411,733
                                                                    ------------
    Net Assets                                                      $481,223,973
                                                                    ============

Shares Outstanding -- $0.10 par value                                 48,122,397
                                                                    ============

Net Asset Value Per Share                                           $      10.00
                                                                    ============

Statement of Operations
Six Months Ended
June 30, 2002 (Unaudited)

INVESTMENT INCOME
  Interest                                                          $  4,379,375
                                                                    ------------

  Expenses:
    Investment advisory fees -- Note B                                 1,184,544
    Custodian fees                                                        48,856
    Printing expense                                                      32,976
    Audit fees                                                             9,396
    Directors' fees -- Note B                                              9,091
    Legal fees                                                             7,191
    Insurance expense                                                      2,621
    Loan commitment fees -- Note H                                         2,018
    Registration fees                                                        992
    Other                                                                    260
                                                                    ------------
    Total Expenses                                                     1,297,945
                                                                    ------------

    NET INVESTMENT INCOME,
      REPRESENTING NET INCREASE IN
      NET ASSETS FROM OPERATIONS                                    $  3,081,430
                                                                    ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
------------------------------

Statement of Changes in Net Assets

                                                                                         Six Months       Year Ended
                                                                                              Ended     December 31,
                                                                                      June 30, 2002             2001
                                                                                        (Unaudited)        (Audited)
                                                                                      -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                                             $   3,081,430    $  16,315,042
                                                                                      -------------    -------------
      Net Increase in Net Assets from Operations                                          3,081,430       16,315,042
                                                                                      -------------    -------------

  Dividends to Shareholders from:
    Net investment income                                                                (3,081,430)     (16,315,042)
                                                                                      -------------    -------------

  From Capital Share Transactions:
    Net increase/(decrease) in net assets from capital share transactions -- Note G     (33,999,037)      92,185,164
                                                                                      -------------    -------------
  Net Increase/(Decrease) in Net Assets                                                 (33,999,037)      92,185,164

NET ASSETS:
Beginning of period                                                                     515,223,010      423,037,846
                                                                                      -------------    -------------
End of period                                                                         $ 481,223,973    $ 515,223,010
                                                                                      =============    =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                    Six Months
                                       Ended                       Year Ended December 31, (Audited)
                                   June 30, 2002    --------------------------------------------------------------
                                    (Unaudited)           2001         2000         1999         1998         1997
                                   -------------------------------------------------------------------------------
Net asset value,
  beginning of period ..........      $  10.00        $  10.00     $  10.00     $  10.00     $  10.00     $  10.00
                                      --------        --------     --------     --------     --------     --------
Income from investment
  operations:
  Net investment income ........          0.06            0.35         0.59         0.47         0.50         0.50

Dividends to Shareholders from:
  Net investment income ........         (0.06)          (0.35)       (0.59)       (0.47)       (0.50)       (0.50)
                                      --------        --------     --------     --------     --------     --------

Net asset value, end of period .      $  10.00        $  10.00     $  10.00     $  10.00     $  10.00     $  10.00
                                      --------        --------     --------     --------     --------     --------

Total return* ..................          0.64%(a)        3.58%        6.01%        4.77%        5.10%        5.14%
                                      --------        --------     --------     --------     --------     --------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ............      $481,224        $515,223     $423,038     $484,128     $419,483     $368,122
  Ratio of expenses to
    average net assets .........          0.55%(b)        0.55%        0.54%        0.53%        0.53%        0.54%
  Ratio of net investment
    income to average net assets          1.30%(b)        3.43%        5.85%        4.68%        4.99%        5.02%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Not annualized.
(b)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------
Note A -- Organization and Accounting Policies
--------------------------------------------------------------------------------

      The Guardian Variable Contract Funds, Inc. (GVCF) was organized in March 1983 and was known as "The Guardian Stock Fund, Inc." prior to September 13, 1999. Shares are offered in four series: The Guardian Stock Fund (GSF), The Guardian VC 500 Index Fund (GVC500IF), The Guardian VC Asset Allocation Fund (GVCAAF), and The Guardian VC High Yield Bond Fund (GVCHYBF). The Guardian Life Insurance Company of America (Guardian Life) commenced investment into GVCHYBF on August 17, 1999, GVC500IF on August 25, 1999 and GVCAAF on September 15, 1999, with 107,281 shares for $1,072,813; 20,027,804 shares for $200,278,036;
and 2,500,000 shares for $25,000,000, respectively, to facilitate operations.

      GVCF, The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc.
(GCF) are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act). Each series of GVCF and GBF and GCF are referred to collectively as the "Funds" and individually as a "Fund."

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GVC500IF, GVCAAF, GVCHYBF, GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc.
(GIAC). GIAC is a wholly-owned subsidiary of Guardian Life. GSF's Class II shares are offered through the ownership of variable annuities and variable life insurance policies issued by other insurance companies that offer GSF as an investment option through their separate accounts. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. As of June 30, 2002, no Class II shares have been issued.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Significant accounting policies of the Funds are as follows:

Investments

      Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices. In GVCAAF, investments in the underlying Funds are valued at the closing net asset value of each underlying Fund on the day of valuation.

      Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost which approximates market value,in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Foreign Currency Translation

      GSF, GVC500IF, and GVCHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

      (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      GSF, GVC500IF, and GVCHYBF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Fund. When forward contracts are closed, the Funds will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency.

Futures Contracts

      GSF, GVC500IF, GVCAAF and GVCHYBF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by the Funds. The daily changes in the variation margin are recognized as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

(or for non-hedging purposes). Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

Dividend Distributions

      GSF, GVC500IF, GVCAAF, GVCHYBF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF, GVC500IF, GVCAAF, GVCHYBF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments and declares all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are declared as a dividend on the next business day. All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

-------------------------------------------------
Note B -- Investment Advisory Agreements
          and Payments to or from Related Parties
-------------------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services LLC (GIS, formerly known as "Guardian Investor Services Corporation"), a wholly-owned subsidiary of GIAC. GSF, GVCAAF, GBF and GCF pay investment advisory fees at an annual rate of .50% of the average daily net assets of each Fund. GVC500IF and GVCHYBF pay investment advisory fees at an annual rate of ..25% and .60%, respectively, of their average daily net assets. GIS voluntarily assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds .28% of the average daily net assets of GVC500IF. GIS subsidized .04% of the ordinary operating expenses of GVC500IF or $72,389 for the six months ended June 30, 2002. If total expenses of the Funds, except GVC500IF (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceed 1% per annum of the average daily net assets of the Funds, GIS has agreed to assume any such excess expenses. None of the Funds exceeded this limit during the six months ended June 30, 2002.

      There are no duplicative advisory fees charged to GVCAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory fees are paid at the underlying Fund level.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

      The Guardian Fund Complex pays directors who are not "interested persons" (as defined in the 1940 Act) fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Board committee members also receive $2,000 per committee meeting fee also allocated among all funds in the Guardian Fund Complex based on relative average daily net assets.

      GVCAAF received $250,908 in dividends from other Guardian mutual funds for the six months ended June 30, 2002.

-------------------------------
Note C -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

---------------------------------------
Note D -- Reverse Repurchase Agreements
---------------------------------------

      GBF, GVCAAF and GVCHYBF may enter into reverse repurchase agreements with banks or third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time GBF, GVCAAF and GVCHYBF enter into a reverse repurchase agreement, the Funds establish and segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF, GVCAAF and GVCHYBF may be unable to deliver the securities when the Funds seek to repurchase them. Interest paid by GBF on reverse repurchase agreements for the six months ended June 30, 2002 amounted to $8,466.

      Information regarding transactions by GBF under reverse repurchase agreements is as follows:

Average amount outstanding
  during the period ...............................................  $6,115,942
Weighted average interest rate
  during the period ...............................................        0.68%

----------------------------------
Note E -- Dollar Roll Transactions
----------------------------------

      GBF, GVCAAF and GVCHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GBF, GVCAAF and GVCHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

---------------------------------
Note F -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 2002 were as follows:

                                                    GSF             GVC500IF
                                                    ---             --------
         Purchases ......................     $ 617,868,636       $ 26,846,337
         Proceeds .......................     $ 741,841,031       $  8,465,921

                                                  GVCAAF             GVCHYBF
                                                  ------             -------
         Purchases ......................     $          --       $ 14,886,470
         Proceeds .......................     $          --       $ 12,445,659

                                                    GBF
                                                    ---
         Purchases ......................     $ 514,430,176
         Proceeds .......................     $ 489,777,708

      The cost of investments owned at June 30, 2002 for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at June 30, 2002 for GSF, GVC500IF, GVCAAF, GVCHYBF and GBF were as follows:

                                                    GSF             GVC500IF
                                                    ---             --------
         Gross Appreciation .............     $  88,584,977       $  19,280,995
         Gross Depreciation .............      (216,544,602)       (123,206,105)
                                              -------------       -------------
           Net Unrealized Depreciation ..      (127,959,625)      $(103,925,110)
                                              =============       =============

                                                  GVCAAF             GVCHYBF
                                                  ------             -------
         Gross Appreciation .............     $     192,679       $     781,190
         Gross Depreciation .............        (5,996,323)         (1,431,251)
                                              -------------       -------------
           Net Unrealized Depreciation ..     $  (5,803,644)      $    (650,061)
                                              =============       =============

                                                    GBF
                                                    ---
         Gross Appreciation .............     $   5,501,951
         Gross Depreciation .............        (2,205,466)
                                              -------------
           Net Unrealized Appreciation ..     $   3,296,485
                                              =============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

---------------------------------------
Note G -- Transactions in Capital Stock
---------------------------------------

      There are 800,000,000 shares of $0.001 par value capital stock authorized for GVCF divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares; GVC500IF Class I consists of 200,000,000 shares; GVCAAF Class I and GVCHYBF Class I each consist of 100,000,000 shares; and GSF Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for each of GBF and GCF. Through June 30, 2002, no Class II shares of GSF were issued. Transactions in capital stock were as follows:

                                       Six Months Ended           Year Ended    Six Months Ended           Year Ended
                                               June 30,         December 31,            June 30,         December 31,
                                                   2002                 2001                2002                 2001
                                             (Unaudited)            (Audited)         (Unaudited)            (Audited)
----------------------------------------------------------------------------------------------------------------------
                                                       Shares                                   Amount
----------------------------------------------------------------------------------------------------------------------
o The Guardian Stock Fund
Shares sold                                     960,829            3,815,255       $  27,110,539        $ 122,786,296
Shares issued in reinvestment of
  dividends and distributions                   544,573              784,694          14,289,601           24,458,898
Shares repurchased                           (7,084,612)         (18,650,149)       (197,109,413)        (568,765,235)
----------------------------------------------------------------------------------------------------------------------
  Net decrease                               (5,579,210)         (14,050,200)      $(155,709,273)       $(421,520,041)
----------------------------------------------------------------------------------------------------------------------
o The Guardian VC 500 Index Fund
Shares sold                                   1,449,148           13,181,683       $  11,635,206        $ 119,420,668
Shares issued in reinvestment of
  dividends and distributions                   221,204              408,501           1,687,785            3,526,181
Shares repurchased                             (952,651)            (611,918)         (7,726,322)          (5,222,250)
----------------------------------------------------------------------------------------------------------------------
  Net increase                                  717,701           12,978,266        $  5,596,669        $ 117,724,599
----------------------------------------------------------------------------------------------------------------------
o The Guardian VC Asset Allocation Fund
Shares sold                                     268,646            1,514,707        $  2,261,368        $  13,674,648
Shares issued in reinvestment of
  dividends and distributions                    97,846              177,529             763,200            1,572,906
Shares repurchased                             (250,052)            (428,231)         (2,048,528)          (3,647,883)
----------------------------------------------------------------------------------------------------------------------
  Net increase                                  116,440            1,264,005           $ 976,040        $  11,599,671
----------------------------------------------------------------------------------------------------------------------
o The Guardian VC High Yield Bond Fund
Shares sold                                     763,255            1,744,621        $  6,287,388        $  15,630,031
Shares issued in reinvestment
  of dividends                                  133,150              340,888           1,061,205            2,808,473
Shares repurchased                             (525,407)          (1,239,376)         (4,347,172)         (10,983,562)
----------------------------------------------------------------------------------------------------------------------
  Net increase                                  370,998              846,133        $  3,001,421         $  7,454,942
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
----------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

                                       Six Months Ended           Year Ended    Six Months Ended           Year Ended
                                               June 30,         December 31,            June 30,         December 31,
                                                   2002                 2001                2002                 2001
                                             (Unaudited)            (Audited)         (Unaudited)            (Audited)
----------------------------------------------------------------------------------------------------------------------
                                                       Shares                                   Amount
----------------------------------------------------------------------------------------------------------------------
o The Guardian Bond Fund
Shares sold                                   3,014,657            7,257,437       $  36,701,292        $  88,866,716
Shares issued in reinvestment
  of dividends and distributions                627,121            1,928,395           7,632,057           23,063,933
Shares repurchased                           (2,502,137)          (9,581,533)        (30,383,926)        (118,325,022)
----------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease)                     1,139,641             (395,701)      $  13,949,423         $ (6,394,373)
----------------------------------------------------------------------------------------------------------------------
o The Guardian Cash Fund
Shares sold                                  36,224,288           47,189,875       $ 362,242,879        $ 471,898,754
Shares issued in reinvestment
  of dividends                                  308,143            1,631,504           3,081,430           16,315,042
Shares repurchased                          (39,932,335)         (39,602,863)       (399,323,346)        (396,028,632)
----------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease)                    (3,399,904)           9,218,516       $ (33,999,037)       $  92,185,164
----------------------------------------------------------------------------------------------------------------------

------------------------
Note H -- Line of Credit
------------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the six months ended June 30, 2002, none of the Funds borrowed against this line of credit.

      The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

--------------------------------------------------------------------------------